EXHIBIT 99.1

          Computational Materials dated January 11, 2005.

                   CHL Mortgage Pass-Through Trust 2005-HYB1

                            Computational Materials

                        [GRAPHIC OMITTED]Countrywide(R)

                          $533,970,000 (Approximate)


                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller


                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                                      2

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[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Preliminary Term Sheet                          Date Prepared: January 10, 2005

                   CHL Mortgage Pass-Through Trust 2005-HYB1
            $533,970,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

===============================================================================================================================
                 Principal                                                                                          Expected
                Amount ($)         WAL (Yrs)(2)(3)          Interest                                                 Ratings
    Class      (Approx.)(1)     ("WAvg Roll"/Call/Mat)      Rate Type     Collateral Type     Tranche Type         S&P/Moody's
    -----      ------------     ----------------------      ---------     ---------------     ------------         -----------
    1-A-1       93,031,000            3.78/4.15           Floating(4,5)     LIBOR NegAm      Senior Floater          AAA/Aaa
    1-A-X         N/A(6)             Not Offered          Variable(6)       LIBOR NegAm     Senior/IO/PO             AAA/Aaa
    2-A-1       94,481,000            3.60/3.94              WAC (7)         MTA NegAm           Senior              AAA/Aaa
    3-A-1       210,441,000          Not Offered             WAC (8)        Hybrid ARM        Super Senior           AAA/Aaa
    3-A-2       11,957,000           Not Offered             WAC (8         Hybrid ARM       Senior Support         AAA/Aaa1
    4-A-1       50,000,000           Not Offered             WAC (8)        Hybrid ARM           Senior              AAA/Aaa
    5-A-1       50,000,000            2.87/3.26              WAC (8)        Hybrid ARM           Senior              AAA/Aaa
     I-M         4,055,000           Not Offered             WAC (7)          Neg Am           Mezzanine             AA/Aa1
    I-B-1        3,548,000           Not Offered             WAC (7)          Neg Am          Subordinate             A/A2
    I-B-2        2,737,000           Not Offered             WAC (7)          Neg Am          Subordinate           BBB/Baa2
    I-B-3                      Privately                     WAC (7)          Neg Am          Subordinate            BB/NR
    I-B-4                       Placed                       WAC (7)          Neg Am          Subordinate             B/NR
    I-B-5                    Certificates                    WAC (7)          Neg Am          Subordinate            NR/NR
    II-M         5,145,000           Not Offered             WAC (8)        Hybrid ARM         Mezzanine             AA/Aa2
   II-B-1        4,802,000           Not Offered             WAC (8)        Hybrid ARM        Subordinate             A/A2
   II-B-2        3,773,000           Not Offered             WAC (8)        Hybrid ARM        Subordinate           BBB/Baa2
   II-B-3                      Privately                     WAC (8)        Hybrid ARM        Subordinate            BB/NR
   II-B-4                       Placed                       WAC (8)        Hybrid ARM        Subordinate             B/NR
   II-B-5                    Certificates                    WAC (8)        Hybrid ARM        Subordinate            NR/NR
===============================================================================================================================
   Total:       $533,970,000(9)

(1) The Certificates (as described herein) will be collateralized by first-lien negative amortization and hybrid residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the Group I Subordinate Certificates will provide approximately [5.50-8.50]% subordination to the related Senior Certificates and the Group II Subordinate Certificates will provide approximately [4.50-7.50]% subordination to the related Senior Certificates as of the Cut-off Date.

(2) The WALs on the Class 5-A-1 Certificates are shown to the related WAvg Roll Date (as defined herein) for the related Loan Group (as defined herein) and to maturity at a pricing speed of 25% CPR. The WALs on the Class 1-A-1 and Class 2-A-1 Certificates are shown to call and to maturity at a pricing speed of 20% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) The margin on the Class 1-A-1 Certificates will be equal to 2.0x the original margin after the first possible related Optional Termination date.

(5) The Certificate Interest Rate for the Class 1-A-1 Certificates for the interest accrual period for any Distribution Date will be equal to the lesser of (i) one-month LIBOR plus a margin of 0.320% per annum, and (ii) the Net WAC Cap for the Group 1 Mortgage Loans.

(6) The notional balance of the Class 1-A-X Certificates in any period will be equal to the current unpaid principal balance of the Class 1-A-1 Certificates. The Certificate Interest Rate for the Class 1-A-X Certificates for the interest accrual period for any Distribution Date will be equal to the greater of (i) the Net WAC of the Group 1 Mortgage Loans less the Certificate Interest Rate for the Class 1-A-1 Certificates, and (ii) zero.

(7) The Certificate Interest Rate for the Class 2-A-1 Certificates (as defined herein) and Group I Subordinate Certificates (as defined herein) for the interest accrual period for any Distribution Date will equal the Net WAC (as defined herein) of the Group 2 Mortgage Loans and the Mortgage Loans in Aggregate Loan Group I (in the case of the Group I Subordinate Certificates, weighted on the basis of the related subordinate components), respectively.

(8) The Certificate Interest Rate for the Group II Senior Certificates (as defined herein) and Group II Subordinate Certificates (as defined herein) will be equal to the Net WAC of the Mortgage Loans in the related Loan Group in Aggregate Loan Group II (weighted on the basis of the related subordinate components).

(9) Does not include the Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-3, Class II-B-4 and Class II-B-5 Certificate balances.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                                      3

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Depositor:                 CWMBS, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing  Date, it is expected that
                           Countrywide Home Loans Servicing LP will service substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to
                           provide ratings on the Class 1-A-1, Class 1-A-X, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 4-A-1,
                           Class 5-A-1, Class I-M, Class I-B-1, Class I-B-2,
                           Class II-M, Class II-B-1 and Class II-B-2
                           Certificates. Standard and Poor's is expected to provide ratings on the Class I-B-3, Class I-B-4, Class II-B-3 and Class II-B-4 Certificates. The
                           Class I-B-5 and Class II-B-5 Certificates will not be rated.

Cut-off Date:              January 1, 2005.

Sample Pool
Calculation Date:          January 1, 2005.

Closing Date:              On or about January 28, 2005.

Pricing Date:              On or about January 11, 2005.

Settlement Date:           On or about January 28, 2005.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in February 2005.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class 1-A-1, Class 1-A-X and Class 2-A-1
                           Certificates (the "Group I Senior Certificates") and (ii) the Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 5-A-1 Certificates (the "Group II Senior
                           Certificates"). The Class 1-A-X Certificates will consist of (i) the IO component and (ii) the PO component. Only the Class 1-A-1, Class 2-A-1 and
                           Class 5-A-1 Certificates (collectively, the
                           "Offered Certificates") are being offered herein.

                           The "Subordinate Certificates" will consist of (i) the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates (the "Group I Subordinate Certificates") and (ii) the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates (the "Group II Subordinate Certificates"). The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

                           The Group I Senior Certificates and the Group I Subordinate Certificates are collectively referred to herein as the "Group I Certificates" and will receive principal and interest only from the Mortgage Loans in Aggregate Loan Group I.

                           The Group II Senior Certificates and the Group II Subordinate Certificates are collectively referred to herein as the "Group II Certificates" and will receive principal and interest only from the Mortgage Loans in Aggregate Loan Group II.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                                      4

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[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund relating to Aggregate Loan Group I, which may be exercised once the aggregate principal balance of the Mortgage Loans in Aggregate Loan
                           Group I is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I as of the Cut-off Date.
                           This purchase would result in a termination of the Group I Certificates.

                           The terms of the transaction also allow the Master Servicer to purchase all remaining assets of the trust fund relating to Aggregate Loan Group II, which may be exercised once the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II as of the Cut-off Date. This purchase would result in a termination of the Group II Certificates.

Mortgage Loans:            As of the Sample Pool Calculation Date, the
                           aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I described herein is expected to be approximately $202,716,459. All the Mortgage Loans in Aggregate Loan Group I are secured by first liens on one-to-four-family residential properties and will be adjustable rate, negative amortization mortgage loans. All the Mortgage Loans in Aggregate Loan Group I accrue interest at a mortgage rate which adjusts monthly
                           (after the initial fixed rate period, if applicable) based upon either one-month LIBOR or the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA").

                           The mortgage rates on the Mortgage Loans in
                           Aggregate Loan Group I are fixed for the first one to three months prior to their first payment dates (and the related mortgage rate during such time period may be less than the applicable index plus the applicable margin) and then they adjust monthly. However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity. Negative amortization on a Mortgage Loan in Aggregate Loan Group I will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loans in Aggregate Loan Group I (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan in Aggregate Loan Group I.
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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                                      5

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                           As of the Sample Pool Calculation Date, the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II described herein is expected to be approximately $342,976,596. All the Mortgage Loans in Aggregate Loan Group II are secured by first liens on one-to-four-family residential properties and will be hybrid, adjustable rate mortgage loans that have interest rates with a specified initial fixed rate period.

                           The collateral tables included in these
                           Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

Aggregate Loan Groups:     The mortgage pool will consist of two aggregate
                           loan groups, Aggregate Loan Group I and Aggregate
                           Loan Group II. Aggregate Loan Group I will consist of the Group 1 and Group 2 Mortgage Loans.
                           Aggregate Loan Group II will consist of the Group
                           3, Group 4 and Group 5 Mortgage Loans. Each of the
                           Group 1, Group 2, Group 3, Group 4 and Group 5
                           Mortgage Loans are sometimes referred to as a "Loan
                           Group". Aggregate Loan Group I relates only to the
                           Group I Certificates and Aggregate Loan Group II relates only to the Group II Certificates.

                           The Group 1 Mortgage Loans relate only to the Class 1-A-1, Class 1-A-X and Group I Subordinated Certificates; the Group 2 Mortgage Loans relate only to the Class 2-A-1 and Group I Subordinated Certificates; the Group 3 Mortgage Loans relate only to the Class 3-A-1, Class 3-A-2 and Group II Subordinated Certificates; the Group 4 Mortgage Loans relate only to the Class 4-A-1 and Group II Subordinated Certificates; and the Group 5 Mortgage Loans relate only to the Class 5-A-1 and Group II Subordinated Certificates.

Group 1
Mortgage Loans:            As of the Sample Pool Calculation Date, the
                           aggregate principal balance of the Group 1 Mortgage
                           Loans is approximately $100,574,210. The Group 1
                           Mortgage Loans are adjustable rate, negative amortization loans and will adjust monthly based on the one-month LIBOR Index.

Group 2
Mortgage Loans:            As of the Sample Pool Calculation Date, aggregate
                           principal balance of the Group 2 Mortgage Loans is approximately $102,142,249. The Group 2 Mortgage
                           Loans are adjustable rate, negative amortization loans and will adjust monthly based on the MTA
                           Index.

Group 3
Mortgage Loans:            As of the Sample Pool Calculation Date, aggregate
                           principal balance of the Group 3 Mortgage Loans is approximately $236,593,617. The Group 3 Mortgage
                           Loans are Mortgage Loans that will have interest rates with an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year CMT Index or one-year LIBOR Index.

Group 4
Mortgage Loans:            As of the Sample Pool Calculation Date, aggregate
                           principal balance of the Group 4 Mortgage Loans is approximately $53,191,489. The Group 4 Mortgage
                           Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year LIBOR Index.

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
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                                      6

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Group 5
Mortgage Loans:            As of the Sample Pool Calculation Date, aggregate
                           principal balance of the Group 5 Mortgage Loans is approximately $53,191,489. The Group 5 Mortgage
                           Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR Index or annually based on the one-year CMT Index or one-year LIBOR Index.

WAvg Roll Date:            The "WAvg Roll Date" for the Group 3, Group 4 and
                           Group 5 Mortgage Loans is expected to be the Distribution Date in November 2009, December 2011 and December 2011, respectively.

Pricing Prepayment
Speed: The Group I Certificates will be priced to a prepayment speed of 20% CPR and the Group II Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of servicing
                           fees, lender paid mortgage insurance premiums and the trustee fees, each as applicable. As of the Cut-off Date, the weighted average Expense Fee Rate is expected to be equal to approximately 0.396%, 0.387%, 0.289%, 0.432% and 0.386% for the Group I,
                           Group II, Group 3, Group 4 and Group 5 Mortgage
                           Loans, respectively and (b) after the initial interest rate adjustment dates for all of the Mortgage Loans in each loan group in Aggregate Loan
                           Group II, 0.368%, 0.375% and 0.357% for the Group
                           3, Group 4 and Group 5 Mortgage Loans,
                           respectively.

Net WAC: The "Net WAC," with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Carryover Shortfall
Amount: The "Carryover Shortfall Amount" for the Class 1-A-1 Certificates is an amount equal to the sum of
                           (i) the excess of (a) interest accrued at the sum of one-month LIBOR plus the related margin for such Class, over (b) the amount of interest accrued on such Class based on the related Certificate Interest Rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap). The Carryover Shortfall Amount for the Class 1-A-1 Certificates will be paid to the extent of interest otherwise distributable to the Class 1-A-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class 1-A-X Certificates).

Accrued Interest:          The price to be paid for the Offered Certificates
                           (excluding the Class 1-A-1) by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. The Class 1-A-1
                           Certificate will settle flat. Investors settling
                           Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates (excluding the Class 1-A-1
                           Certificates) for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).
                           The interest accrual period with respect to the Class 1-A-1 Certificates and any Distribution Date will be the period from the prior Distribution Date
                           (or from the Closing Date in the case of the first
                           Distribution Date) through the day preceding that Distribution Date (on an actual/360 basis).

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
-------------------------------------------------------------------------------

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Net Deferred Interest:     The "Net Deferred Interest" for a Distribution Date
                           is the greater of (a) the excess of Deferred
                           Interest on the Mortgage Loans in Aggregate Loan
                           Group I for the related due period over all voluntary principal prepayments on the Mortgage
                           Loans in the Aggregate Loan Group I during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in Aggregate Loan Group I during the calendar month
                           (b) zero.

                           For any Distribution Date, Net Deferred Interest from Loan Group 1 will be allocated as follows (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 1-A-1 Certificates and each class of Group I Subordinated Certificates (based on the assumed interest amount on the related subordinated portion). Any Net Deferred Interest allocated to the Class 1-A-1 and Class 1-A-X Certificates will be add to the principal balance of the PO component of the Class 1-A-X Certificates. Any Net Deferred Interest on the Group 2 Mortgage Loans will be allocated pro rata to the Class 2-A-1 Certificates and each class of Group I Subordinated Certificates (based on the assumed interest amount on the related subordinated portion). Any Net Deferred Interest so allocated will be added to the principal balance of the applicable certificates.

Net Prepayments:           For any Distribution Date, the excess, if any, of
                           (i) voluntary principal prepayments on the Mortgage
                           Loans in Aggregate Loan Group I during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in Aggregate Loan Group I during the calendar month prior to such Distribution Date, over (ii) the aggregate amount of Deferred Interest on the Mortgage Loans in Aggregate Loan Group I for the related due period.

Group I Senior
Certificates Credit
Enhancement:               Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume
                           [7.50]% subordination below the Group I Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Group I Senior
                           Certificates will consist of the subordination of the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-M Certificates will consist of the subordination of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-1 Certificates will consist of the subordination of the Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-2 Certificates will consist of the subordination of the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-3 Certificates will consist of the subordination of the Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-4 Certificates will consist of the subordination of the Class I-B-5 Certificates.

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
-------------------------------------------------------------------------------

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Group II Senior
Certificates Credit
Enhancement:               Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume
                           [6.00]% subordination below the Group II Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Group II Senior
                           Certificates will consist of the subordination of the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-M Certificates will consist of the subordination of the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-1
                           Certificates will consist of the subordination of the Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-2
                           Certificates will consist of the subordination of the Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-3
                           Certificates will consist of the subordination of the Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-4
                           Certificates will consist of the subordination of the Class II-B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after
                           January 2015, the Subordinate Certificates in a
                           Certificate Group will be locked out from receipt of any unscheduled principal (unless the related
                           Senior Certificates are paid down to zero or the credit enhancement provided by those Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate
                           Certificates in a Certificate Group will receive increasing portions of unscheduled principal prepayments from the related Aggregate Loan Group.
                           The prepayment percentages on the Subordinate
                           Certificates in each Certificate Group are as follows:

                       February 2005 - January 2015       0% Pro Rata Share
                       February 2015 - January 2016       30% Pro Rata Share
                       February 2016 - January 2017       40% Pro Rata Share
                       February 2017 - January 2018       60% Pro Rata Share
                       February 2018 - January 2019       80% Pro Rata Share
                       February 2019 and after           100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates in a Certificate Group by the related Subordinate Certificates doubles (from the initial credit enhancement percentage), the related unscheduled principal payments will be paid pro-rata between the related Senior and related Subordinate Certificates (subject to the collateral performance described in the prospectus supplement). However, if the credit enhancement percentage provided by a group of Subordinate Certificates to the related group of Senior Certificates has doubled (i) on or prior to the January 2008 Distribution Date (subject to the collateral performance triggers described in the prospectus supplement), such Subordinate Certificates will be entitled to only 50% of their pro-rata share of the related unscheduled principal prepayments or (ii) after the January 2008 Distribution Date, such Subordinate Certificates will be entitled to 100% of their pro rata share of the related unscheduled principal prepayments.

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
-------------------------------------------------------------------------------

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                           Any principal not allocated to the Group I
                           Subordinate Certificates will be allocated to the Group I Senior Certificates. Notwithstanding the above, in the event the current senior percentage (i.e., the then current aggregate principal balance of the Group I Senior Certificates divided by the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Group I Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I as of the Cut-off Date), the Group I Senior Certificates will receive all unscheduled principal prepayments from the related Loan Group(s) in Aggregate Loan Group I.

                           Any principal not allocated to the Group II
                           Subordinate Certificates will be allocated to the Group II Senior Certificates. Notwithstanding the above, in the event the current senior percentage (i.e., the then current aggregate principal balance of the Group II Senior Certificates divided by the aggregate principal balance of the mortgage loans in Aggregate Loan Group II) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Group II Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II as of the Cut-off Date), the Group II Senior Certificates will receive all unscheduled principal prepayments from the related Loan Group(s) in Aggregate Loan Group II.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1 Certificates
                           equals the Net WAC of the Group 1 Mortgage Loans multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the Class
                           1-A-1 Certificates.

Allocation of
Losses: Any realized losses on the Mortgage Loans in a Loan Group will be allocated as follows: first, to the related Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates; provided, however that any realized losses on the related Mortgage Loans that would have been allocable to the Class 3-A-1 Certificates will be allocated to the Class 3-A-2 Certificates until its class principal balance has been reduced to zero.

Priority
Of Distributions
Group I: Available funds from the Mortgage Loans in Aggregate Loan Group I will be distributed in the following order of priority:

                                1)   Concurrently, to the Group I Senior
                                     Certificates, from the related Loan Group in Aggregate Loan Group I, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans (reduced by any Net Deferred Interest allocated to such class), provided however, that any interest otherwise distributable with respect to the Class 1-A-X Certificates (after giving effect to the amount of any Net Deferred Interest allocable to the interest only component of the Class 1-A-X Certificates) will be first deposited in a reserve fund to the extent needed to pay any Carryover Shortfall Amounts;
                                2)   To the Group I Senior Certificates,
                                     principal, each from the related Loan
                                     Group in Aggregate Loan Group I*;
                                3)   To the Class I-M Certificates, accrued
                                     and unpaid interest at the related
                                     Certificate Interest Rate (reduced by any
                                     Net Deferred Interest allocated to such
                                     class) from the related Loan Groups;
                                4) To the Class I-M Certificates, principal from the Mortgage Loans in Aggregate Loan Group I;

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
-------------------------------------------------------------------------------

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                5) To the Class I-B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the related Loan Groups;
                                6)   To the Class I-B-1 Certificates,
                                     principal from the Mortgage Loans in the Aggregate Loan Group I;
                                7) To the Class I-B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate (reduced by an Net Deferred Interest allocated to such class) from the related Loan Groups;
                                8)   To the Class I-B-2 Certificates,
                                     principal from the Mortgage Loans in
                                     Aggregate Loan Group I;
                                9) To the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal from the Mortgage Loans in Aggregate Loan Group I;
                                10)  To the Residual Certificate, any
                                     remaining amount
                                *  Under certain delinquency and loss
                                   scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group in an Aggregate Loan Group is used to pay the Senior Certificates related to another Loan Group in that Aggregate Loan Group.



Priority
Of Distributions
Group II:                  Available funds from the Mortgage Loans in
                           Aggregate Loan Group II will be distributed in the following order of priority:
                                1)   Concurrently, to the Group II Senior
                                     Certificates, from the related Loan Group in Aggregate Loan Group II, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans;
                                2)   To the Group II Senior Certificates,
                                     principal, each from the related Loan
                                     Group in Aggregate Loan Group II*;
                                3)   To the Class II-M Certificates, accrued
                                     and unpaid interest at the related
                                     Certificate Interest Rate from the
                                     related Loan Group(s);
                                4) To the Class II-M Certificates, principal from the Mortgage Loans in the Aggregate Loan Group II;
                                5)   To the II-B-2 Certificates, accrued and
                                     unpaid interest at the related
                                     Certificate Interest Rate from the
                                     related Loan Group(s);
                                6)   To the Class II-B-1 Certificates,
                                     principal from the Mortgage Loans in the Aggregate Loan Group II;
                                7)   To the II-B-2 Certificates, accrued and
                                     unpaid interest at the related
                                     Certificate Interest Rate from the
                                     related Loan Group(s);
                                8)   To the Class II-B-2 Certificates,
                                     principal from the Mortgage Loans in the Aggregate Loan Group II;
                                9)   To the Class II-B-3, Class II-B-4 and
                                     Class II-B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal from the Mortgage Loans in Aggregate Loan Group II; and
                                10)  To the Residual Certificate, any
                                     remaining amount.
                                *   Under certain delinquency and loss
                                    scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group in an Aggregate Loan Group is used to pay the Senior Certificates related to another Loan Group in that Aggregate Loan Group.

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
-------------------------------------------------------------------------------

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                    Discount Margin (bps)/Yield Tables (%)
                    --------------------------------------

Class 1-A-1 to Call
--------------------------------------------------------------------------------
    Margin                    32 bps
--------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    50% CPR
================================================================================
  DM @ 100-00                   32         32         32         32         32
================================================================================
 WAL (yr)                      11.48      7.23       3.78       1.98       1.23
 MDUR (yr)                     9.30       6.23       3.48       1.90       1.19
 First Prin Pay                Feb-5     Feb-5      Feb-5      Feb-5      Feb-5
 Last Prin Pay                Mar-29     Jul-22     Sep-14     May-10     May-08
--------------------------------------------------------------------------------

Class 1-A-1 to Maturity
--------------------------------------------------------------------------------
  Margin                      32 bps
--------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    50% CPR
================================================================================
  DM @ 100-00                   32         33         34         34         34
================================================================================
 WAL (yr)                      11.76      7.67       4.15       2.18       1.34
 MDUR (yr)                     9.43       6.49       3.74       2.06       1.29
 First Prin Pay                Feb-5     Feb-5      Feb-5      Feb-5      Feb-5
 Last Prin Pay                Jan-35     Jan-35     Jan-35     Jan-35     Jan-35
--------------------------------------------------------------------------------


Class 2-A-1 to Call
--------------------------------------------------------------------------------
    Initial Coupon            3.5409%
--------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    50% CPR
================================================================================
  DM @ 103-16                  4.01       3.80       3.31       2.41       1.26
================================================================================
 WAL (yr)                      10.65      6.78       3.60       1.93       1.21
 MDUR (yr)                     7.78       5.46       3.21       1.83       1.18
 First Prin Pay                Feb-5     Feb-5      Feb-5      Feb-5      Feb-5
 Last Prin Pay                Mar-29     Jul-22     Sep-14     May-10     May-08
--------------------------------------------------------------------------------


Class 2-A-1 to Maturity
--------------------------------------------------------------------------------
  Initial Coupon              3.5409%
--------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    50% CPR
================================================================================
  DM @ 103-16                  4.01       3.82       3.38       2.56       1.49
================================================================================
 WAL (yr)                      10.89      7.17       3.94       2.10       1.31
 MDUR (yr)                     7.86       5.64       3.43       1.98       1.28
 First Prin Pay                Feb-5     Feb-5      Feb-5      Feb-5      Feb-5
 Last Prin Pay                Dec-34     Dec-34     Dec-34     Dec-34     Dec-34
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
-------------------------------------------------------------------------------

[Logo omitted] Countrywide(R)                      Computational Materials for
Securities Corporation               CHL Mortgage Pass-Through Trust 2005-HYB1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                     Yield Tables (%)
                     ----------------

Class 5-A-1 to Call
--------------------------------------------------------------------------------
     Initial Coupon           5.2065%
--------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    50% CPR
================================================================================
  DM @ 101-15                  4.88       4.81       4.55       4.30       3.82
================================================================================
 WAL (yr)                      5.69       4.75       2.87       2.09       1.35
 MDUR (yr)                     4.75       4.02       2.53       1.89       1.26
 First Prin Pay                Feb-5     Feb-5      Feb-5      Feb-5      Feb-5
 Last Prin Pay                Dec-11     Dec-11     Dec-11     Dec-11     Dec-11
--------------------------------------------------------------------------------


Class 5-A-1 to Maturity
--------------------------------------------------------------------------------
  Initial Coupon              5.2065%
--------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    25% CPR    35% CPR    50% CPR
================================================================================
  DM @ 101-15                  5.03       4.94       4.61       4.33       3.83
================================================================================
 WAL (yr)                      11.82      7.71       3.26       2.19       1.36
 MDUR (yr)                     7.86       5.63       2.78       1.96       1.27
 First Prin Pay                Feb-5     Feb-5      Feb-5      Feb-5      Feb-5
 Last Prin Pay                Jan-35     Jan-35     Jan-35     Jan-35     Jan-35
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
-------------------------------------------------------------------------------